EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS.
THE DIRECTORS RECOMMEND VOTING FOR THE PROPOSAL.
TO VOTE, FILL IN BOX COMPLETELY.


1. To approve a Plan of Reorganization providing for the combination of PBHG International Fund with PBHG Global Technology & Communications Fund.


                  FOR               AGAINST            ABSTAIN
          [checkbox omitted]  [checkbox omitted]  [checkbox omitted]


2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF


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                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                              THE PBHG FUNDS, INC.

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                             PBHG INTERNATIONAL FUND
                                JANUARY 25, 2001

The undersigned hereby appoints John M. Zerr and Lee T. Cummings, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of PBHG International Fund, a portfolio of The PBHG Funds, Inc., to be held on January 25, 2001 at 10:00 a.m. Eastern time, and at any adjournment thereof, all of the shares of PBHG International Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


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                Signature (if held  jointly)

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                Dated